                                                                   EX-99.B(h)(1)

                                   APPENDIX A

                            OVERVIEW OF FEE STRUCTURE

                           FEES FOR MULTI-CLASS FUNDS

                                                          FUND-LEVEL    CLASS-LEVEL    TOTAL
      MULTI-CLASS NON-MONEY MARKET FUNDS AND CLASSES          FEE           FEE         FEE
--------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares                          0.05%         0.28%        0.33%
--------------------------------------------------------------------------------------------
Institutional Class Shares                                   0.05%         0.20%        0.25%
--------------------------------------------------------------------------------------------
Select Class Shares                                          0.05%         0.10%        0.15%
--------------------------------------------------------------------------------------------

                                                          FUND-LEVEL    CLASS-LEVEL    TOTAL
      MULTI-CLASS MONEY MARKET FUNDS AND CLASSES              FEE           FEE         FEE
--------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares                          0.05%         0.22%        0.27%
--------------------------------------------------------------------------------------------
Service Class Shares                                         0.05%         0.12%        0.17%
--------------------------------------------------------------------------------------------
Administrator Class Shares                                   0.05%         0.10%        0.15%
--------------------------------------------------------------------------------------------
Institutional Class Shares                                   0.05%         0.08%        0.13%
--------------------------------------------------------------------------------------------

                           FEES FOR SINGLE CLASS FUNDS

              SINGLE CLASS NON-MONEY MARKET FUNDS                  FEE
        ---------------------------------------------------------------
        Retail Funds                                               0.33%
        ---------------------------------------------------------------
        Institutional Funds                                        0.25%
        ---------------------------------------------------------------
        Select Funds                                               0.15%
        ---------------------------------------------------------------

        ---------------------------------------------------------------
              SINGLE CLASS MONEY MARKET FUNDS                      FEE
        ---------------------------------------------------------------
        Retail Funds                                               0.27%
        ---------------------------------------------------------------
        Service/Trust Funds                                        0.17%
        ---------------------------------------------------------------
        Institutional Funds                                        0.13%
        ---------------------------------------------------------------

                            LIST OF FUNDS AND CLASSES

                                                           FEE AS % OF
                                                          AVERAGE DAILY
              FUNDS/CLASSES                                 NET ASSETS
        ---------------------------------------------------------------
        1.    Asset Allocation
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        2.    California Limited Term Tax-Free
                       Class A                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        3.      California Tax-Free
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        4.    California Tax-Free Money Market
                       Class A                                0.27%
                       Service Class                          0.17%
        ---------------------------------------------------------------
        5.    California Tax-Free Money Market Trust          0.17%
        ---------------------------------------------------------------
        6.    Cash Investment Money Market
                       Service Class                          0.17%
                       Administrator Class                    0.15%
                       Institutional Class                    0.13%
        ---------------------------------------------------------------
        7.    Colorado Tax-Free
                       Class A                                0.33%
                       Class B                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        8.    Diversified Bond
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        9.    Diversified Equity
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        10.   Diversified Small Cap
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        11.   Equity Income
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        12.   Equity Index
                       Class A                                0.33%
                       Class B                                0.33%
        ---------------------------------------------------------------
        13.    Government Money Market
                       Class A                                0.27%
                       Service Class                          0.17%
                       Administrator Class                    0.15%
                       Institutional Class                    0.13%
        ---------------------------------------------------------------

                                                           FEE AS % OF
                                                          AVERAGE DAILY
              FUNDS/CLASSES                                NET ASSETS
        ---------------------------------------------------------------
        14.   Growth Balanced
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        15.   Growth Equity
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        16.   Growth
                       Class A                                0.33%
                       Class B                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        17.   High Yield Bond
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        18.   Income
                       Class A                                0.33%
                       Class B                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        19.   Income Plus
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        20.   Index
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        21.   Index Allocation
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        22.   Inflation-Protected Bond
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        23.   Intermediate Government Income
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        24.   International Equity
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        25.   Large Cap Appreciation
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------

                                                           FEE AS % OF
                                                          AVERAGE DAILY
              FUNDS/CLASSES                                NET ASSETS
        ---------------------------------------------------------------
        26.   Large Cap Value
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        --------------------------------------------------------------
        27.   Large Company Growth
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        28.   Limited Term Government Income
                       Class A                                0.33%
                       Class B                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        29.   Liquidity Reserve Money Market
                       Investor Class                         0.27%
        ---------------------------------------------------------------
        30.   Minnesota Money Market
                       Class A                                0.27%
        ---------------------------------------------------------------
        31.   Minnesota Tax-Free
                       Class A                                0.33%
                       Class B                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        32.   Moderate Balanced
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        33.   Money Market
                       Class A                                0.27%
                       Class B                                0.27%
        ---------------------------------------------------------------
        34.   Money Market Trust                              0.17%
        ---------------------------------------------------------------
        35.   Montgomery Emerging Markets Focus
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        36.   Montgomery Institutional Emerging Markets
                       Select Class                           0.15%
        ---------------------------------------------------------------
        37.   Montgomery Mid Cap Growth
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        38.   Montgomery Short Duration Government Bond
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        39.   Montgomery Small Cap
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------

                                                           FEE AS % OF
                                                          AVERAGE DAILY
              FUNDS/CLASSES                                NET ASSETS
        ---------------------------------------------------------------
        40.   Montgomery Total Return Bond
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
                       Select Class                           0.15%
        ---------------------------------------------------------------
        41.   National Limited Term Tax-Free
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        42.   National Tax-Free
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        43.   National Tax-Free Money Market
                       Class A                                0.27%
                       Service Class                          0.17%
                       Institutional Class                    0.13%
        ---------------------------------------------------------------
        44.   National Tax-Free Money Market Trust            0.17%
        ---------------------------------------------------------------
        45.   Nebraska Tax-Free
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        46.   Outlook Today
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        47.   Outlook 2010
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        48.   Outlook 2020
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        49.   Outlook 2030
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        50.   Outlook 2040
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        51.   Overland Express Sweep                          0.27%
        ---------------------------------------------------------------
        52.   Overseas
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------

                                                           FEE AS % OF
                                                          AVERAGE DAILY
              FUNDS/CLASSES                                NET ASSETS
        ---------------------------------------------------------------
        53.   Prime Investment Money Market
                       Service Class                          0.17%
                       Institutional Class                    0.13%
        ---------------------------------------------------------------
        54.   SIFE Specialized Financial Services
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        55.   Small Cap Growth
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        56.   Small Cap Opportunities
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        57.   Small Company Growth
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        58.   Small Company Value
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        59.   Specialized Health Sciences
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        60.   Specialized Technology
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
        ---------------------------------------------------------------
        61.   Stable Income
                       Class A                                0.33%
                       Class B                                0.33%
                       Class C                                0.33%
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        62.   Strategic Growth Allocation
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        63.   Strategic Income
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        64.   Tactical Maturity Bond
                       Institutional Class                    0.25%
        ---------------------------------------------------------------
        65.   Treasury Plus Money Market
                       Class A                                0.27%
                       Service Class                          0.17%
                       Institutional Class                    0.13%
        ---------------------------------------------------------------
        66.   WealthBuilder Growth                            0.33%
        ---------------------------------------------------------------
        67.   WealthBuilder Growth and Income                 0.33%
        ---------------------------------------------------------------
        68.   WealthBuilder Growth Balanced                   0.33%
        ---------------------------------------------------------------
        69.   100% Treasury Money Market
                       Class A                                0.27%
                       Service Class                          0.17%
        ---------------------------------------------------------------

Approved by the Board of Trustees: February 4, 2003, as amended May 6, 2003 and August 5, 2003.

        The foregoing fee schedule is agreed to as of August 5, 2003 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST

                                        By:        /s/ C. David Messman
                                           -------------------------------------
                                                     C. David Messman
                                                        Secretary

                                        WELLS FARGO FUNDS MANAGEMENT, LLC

                                        By:       /s/ Stacie D. DeAngelo
                                           -------------------------------------
                                                    Stacie D. DeAngelo
                                                      Vice President